NATURE OF OPERATIONS AND LIQUIDITY RISK	12 Months Ended
Aug. 31, 2025
Disclosure of nature of operations [Abstract]
NATURE OF OPERATIONS AND LIQUIDITY RISK [Text Block]

1. NATURE OF OPERATIONS AND LIQUIDITY RISK

Platinum Group Metals Ltd. (the "Company") is a British Columbia, Canada company formed by amalgamation on February 18, 2002. The Company's shares are publicly listed on the Toronto Stock Exchange in Canada and the NYSE American, LLC ("NYSE American") in the United States of America.  The Company is a development stage company conducting work on mineral properties it has staked or acquired by way of option agreements in the Republic of South Africa.  Key metals of economic interest on the Company's mineral properties include platinum, palladium, rhodium, gold, copper, and nickel.

The Company's head office and principal place of business is located at Suite 838-1100 Melville Street, Vancouver, British Columbia, Canada, V6E 4A6.  The Company's registered and records office is located at Suite 2300, 550 Burrard Street, Vancouver, British Columbia, Canada V6C 2B5.

These financial statements consolidate the accounts of the Company and its subsidiaries.  Lion Battery Technologies Inc. ("Lion") is accounted for using the equity method as the Company jointly controls Lion despite owning a majority of Lion's shares.  The Company's subsidiaries and joint ventures as at August 31, 2025 are as follows:

		Place of incorporation and operation	Proportion of ownership interest
	Principal activity		August 31, 2025	August 31, 2024

Platinum Group Metals (RSA) (Pty) Ltd.	Development	South Africa	100.00%	100.00%
Mnombo Wethu Consultants (Pty) Limited	Development	South Africa	49.90%	49.90%
Waterberg JV Resources (Pty) Ltd.	Development	South Africa	37.32%	37.19%
Lion Battery Technologies Inc.	Research	Canada	51.98%	52.08%

These consolidated financial statements have been prepared on a going concern basis, which assumes that the Company will be able to meet its obligations and continue its operations for at least the next twelve months.

At August 31, 2025 the Company had working capital of $11,271 and a cash balance of $417. During the year ended August 31, 2025 the Company incurred a total comprehensive loss of $4,364 and cash outflows from operating activities of $3,373.

During the year ended August 31, 2025 the Company sold 8,941,494 shares at an average price of US$1.47 for gross proceeds of $13.2 million before attributable costs of $1.3 million.  Also, the Company closed a private placement with its largest shareholder for 800,000 shares at an average price of US$1.26 for gross proceeds of $1.0 million.  Subsequent to year end a further 3,728,208 shares were sold at an average price of US$2.46 for gross proceeds of $9.16 million before directly attributable costs of $0.23 million were deducted.  As a result of the above equity sales, the Company has sufficient cash to fund its operations, working capital requirements and capital program for more than the next 12 months.

The continued operations of the Company and the recoverability of the amounts shown for mineral properties is dependent upon the ability of the Company to obtain the necessary financing to complete the development of the Waterberg Project and bring it to future profitable production. The Company does not generate cash flow from operations to fund its activities and therefore relies principally on the issuance of securities for financing. Although the Company has been successful in the past in obtaining financing, there is no assurance that it will be able to obtain adequate financing in the future or that such financing will be on terms advantageous to the Company.